[Scudder Montgomery Street Income logo]

Montgomery Street Income Securities

Semiannual Report

June 30, 2002

[Scudder Investments logo]

Letter to Stockholders

101 California Street, Suite 4100
San Francisco, CA 94111
(800) 349-4281

Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc., (the "fund") produced a total return based on net asset value (NAV) of 2.09 percent for the six-month period ended June 30, 2002. The return of the fund's NYSE-traded shares was 4.08 percent.

The total NAV return of the fund underperformed the unmanaged Lehman Brothers Aggregate Bond Index,1 a benchmark we use for comparative purposes, which posted a return of 3.79 percent for the period. However, we are encouraged to report that the fund outperformed the 0.76 percent average return of the funds in its Lipper peer group (Closed End Corporate Debt Funds BBB-Rated) over the first half of the year, and is in the top third of its category over the one-, three-, five-, and ten-year periods.2

1 The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury issues, aging issues, corporate bond issues and mortgage securities.
2 The fund ranked 3, 3, 4 and 4 for the 1-, 3-, 5- and 10- year periods as of June 30, 2002. There were 13, 13, 13, and 12 funds, respectively, in Lipper's Closed End Corporate Debt Funds BBB-Rated category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results.
Source: Lipper, Inc. as of June 30, 2002.

The June 30, 2002, NAV per share was $19.04, compared to $19.00 on December 31, 2001. The fund's market price stood at $18.93 as of June 30, compared to $18.53 on December 31. The market price discount of the shares, as a percentage of NAV, was 0.58 percent on June 30. The fund paid quarterly dividends of $0.34 on April 30, 2002.

Economic Conditions and Market Performance

The first six months of 2002 were positive for the U.S. bond market as a whole despite revelations of credit problems and alleged accounting misdeeds at several high-profile U.S. corporations. The strongest performing asset class was Treasuries, as widely trumpeted expectations for an economic rebound went unrealized. In the second quarter alone, the yield on the two-year note fell 90 basis points as investors began to factor in the reduced risk of interest rate hikes by the Federal Reserve. Longer maturities also performed well, as can be seen in the chart below. Outside of the Treasury market, other lower-risk sectors such as asset-backed securities, agency notes, and mortgage-backed securities all provided investors with solid returns.

The corporate sector proved more troublesome, particularly in the telecommunications and high-yield areas. Following Enron's collapse in the first quarter, three other large corporate issuers - WorldCom, Qwest, and Tyco - dropped below investment grade status as the CEOs of these companies were fired amid alleged improprieties. As these scandals became public and a number of companies in the telecommunications sector moved close to bankruptcy, investor confidence in corporate management, financial analysts, auditors, and government regulators reached lows not seen since the early 1930s. The decline in confidence was acutely expressed in the higher-risk sectors of the corporate bond market. However, lower-risk areas held up better on a relative basis. Among the stronger performers were companies viewed as having stable cash flows, capable management teams, and healthy balance sheets. As a result, the corporate market as a whole enjoyed better returns than the performance of its higher-risk sectors would indicate.

U.S. Treasury Yield Curve: Recent History
-- 6/30/02 - - - 12/31/01

Source: Deutsche Asset Management

Performance is historical and does not guarantee future results.

Portfolio Performance and Strategy

As of April 8, 2002, a new team assumed the management duties of the Montgomery Street portfolio. In running the fund, we are pursuing the same investment objective that investors have come to expect over time: strong current income with a concurrent focus on total return. In seeking to achieve this goal, our primary emphasis is on individual security selection, the factor we believe is most important to outperforming the benchmark and peer group over time. At the same time, we will avoid making large sector or duration bets, and will seek to achieve a high level of diversification in the portfolio.

Accordingly, we have made a handful of shifts to the portfolio since we took over in April. We believe these moves have better positioned the fund for the rocky investment environment we currently face. The most important change has been our decision to reduce the portfolio's risk profile by raising its overall quality. We adjusted the fund's high-yield position so it is less concentrated and more diverse. Within the investment grade portion of the portfolio, our search for value and favorable risk/return profiles among individual issues has led us to reduce the fund's weighting in riskier sectors such as telecommunications and shift the proceeds into lower-risk areas such as energy and, outside of the corporate area, mortgage-backed securities. As part of this process, we have reduced the fund's positions in WorldCom (prior to its collapse), Adelphia, Nextel, and AT&T, as well as lower-tier investment grade issues, such as Toys 'R' Us and Georgia Pacific. We believe that in total, these adjustments will provide investors in the Montgomery Street fund with a more favorable balance of risk and return potential.

At the end of the second quarter, the fund's duration stood at 4.1 years, compared with 6.2 at the close of 2001. This brings duration more closely in line with that of the benchmark, reflecting our unwillingness to make significant interest rate bets in the fund. While the decrease in duration detracted slightly from fund performance during the second quarter, we are comfortable holding a shorter duration positioning given the recent sharp decline in interest rates.

The portfolio continues to hold a position in mortgage-backed securities through the use of leverage, or borrowed money. This allows the fund to earn the difference between the rate at which it borrows compared to the rate it earns on its mortgage-backed holdings. We intend to maintain this strategy, as it continues to generate attractive income for the fund.

During the second quarter, we also continued to increase the fund's unleveraged position in mortgage-backed securities. Our weighting in this sector now stands at 16 percent of assets, compared to 1 percent at the close of 2001. We believe the sector offers an attractive risk profile, as it provides attractive yields in relation to Treasuries without the risks and volatility that have recently characterized the corporate sector. The fund's position in mortgage-backed securities proved beneficial to performance during the first half of the year.

Outlook

Although the corporate debt market has already withstood significant shocks in recent months, we believe the remainder of 2002 will nonetheless remain challenging for investors in the corporate bond market. Confidence is low, and the market remains on edge in anticipation of additional revelations related to financial mismanagement at U.S. corporations. In this environment, we believe our emphasis on credit research, individual security selection, and risk management will allow the fund to successfully navigate potentially difficult market conditions.

Sector Distribution

[] [] [] [] [] [] []	Mortgage Corporate Asset-Backed Treasury Foreign Agency Cash Equivalents*	50.6% 46.6% 9.7% 8.6% 5.3% 1.8% -22.6%

As of June 30, 2002.

Holdings are subject to change.

* Cash Equivalents includes other assets and liabilities, net.
Quality Distribution

[] [] [] [] [] []	Cash Equivalents* Government/ Agency AAA AA A BBB	-22.6% 61.0% 14.9% 5.1% 16.4% 25.2%

As of June 30, 2002.

Holdings are subject to change.

* Cash Equivalents includes other assets and liabilities, net.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were no shares repurchased during the sixth-month period ended June 30, 2002. Up to 14,000 shares may be repurchased during the third quarter of 2002.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. This Plan also allows you to make additional cash investments in fund shares. We recommend that you consider enrolling in the Plan to build your investments. UMB Bank, N.A. has replaced Scudder Investments Service Company as the fund's Plan Agent. The Plan's features are described beginning on page 28 of this report.

Annual Stockholder Meeting

At the fund's Annual Stockholder Meeting on August 15, 2002, stockholders of the fund approved a new Management and Investment Advisory Agreement for the fund with Deutsche Investment Management Americas Inc. Stockholders of the fund also reelected the six Directors of the fund. Please see page 30 for stockholder meeting results.

Sincerely,
/s/ Richard T. Hale
/s/ Gary W. Bartlett

Richard T. Hale President	Gary W. Bartlett Portfolio Manager

/s/ J. Christopher Gagnier

J. Christopher Gagnier Portfolio Manager

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Investment Objectives

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Currently Effective

Investment of your fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% - and be as to any one borrower more than 5% - of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

Investment Policy Effective July 31, 2002

The following statement was added to the principal investment policies, effective July 31, 2002:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities. The Board will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

Investment Portfolio as of June 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Corporate Bonds 46.6%
Communications 3.0%
Motorola, Inc., 8.0%, 11/1/2011	55,000	53,673
Nextel Communications, Inc., 9.375%, 11/15/2009	540,000	274,050
Panamsat Corp., 8.5%, 2/1/2012	50,000	46,000
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	265,000	147,075
7.25%, 2/15/2011	50,000	28,000
7.625%, 8/2/2021	145,000	74,675
Qwest Corp., 5.625%, 11/15/2008	135,000	101,250
Sprint Capital Corp., 5.7%, 11/15/2003	2,000,000	1,777,238
Verizon Global Funding Corp., 6.875%, 6/15/2012	1,500,000	1,472,469
Verizon Wireless, Inc., 5.375%, 12/15/2006	2,000,000	1,865,898
WorldCom, Inc., 6.95%, 8/15/2028*	220,000	33,000
		5,873,328
Construction 1.9%
GeorgiaPacific Corp., 8.125%, 5/15/2011	1,100,000	1,052,808
Lennar Corp., 9.95%, 5/1/2010	240,000	264,000
Ryland Group, Inc., 9.75%, 9/1/2010	85,000	92,013
Weyerhaeuser Co., 5.95%, 11/1/2008	2,300,000	2,324,263
		3,733,084
Consumer Discretionary 3.8%
Buffets, Inc., 11.25%, 7/15/2010	55,000	55,138
D&B Acquisition Sun Inc., 12.25%, 7/15/2009	50,000	48,310
Dimon, Inc., Series B, 9.625%, 10/15/2011	145,000	151,888
HMH Properties, Inc., 8.45%, 12/1/2008	1,765,000	1,729,700
International Game Technology, 8.375%, 5/15/2009	1,500,000	1,582,500
MGM Mirage, Inc., 8.5%, 9/15/2010	520,000	542,286
Mohegan Tribal Gaming Authority, 8.0%, 4/1/2012	385,000	386,444
Park Place Entertainment, Inc., 8.5%, 11/15/2006	2,500,000	2,643,753
Scientific Games Corp., 12.5%, 8/15/2010	80,000	89,600
YUM! Brands, Inc., 7.7%, 7/1/2012	330,000	330,000
		7,559,619
Consumer Staples 0.6%
Coca-Cola Enterprises, Inc., 8.0%, 1/4/2005	1,000,000	1,100,328
Doane Pet Care Co., 9.75%, 5/15/2007	50,000	43,500
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	50,000	51,250
Stater Brothers Holdings, 10.75%, 8/15/2006	50,000	51,500
		1,246,578
Durables 1.4%
Arvinmeritor, 6.625%, 6/15/2007	475,000	474,326
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	175,000	161,384
Metaldyne Corp., 11.0%, 6/15/2012	85,000	82,875
Sonic Automotive, Inc., 11.0%, 8/1/2008	65,000	68,250
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	1,867,173	1,983,708
		2,770,543
Energy 5.7%
Allegheny Energy Supply, 8.25%, 4/15/2012	50,000	52,804
Avista Corp., 9.75%, 6/1/2008	180,000	188,878
Consumer Energy Co.:
6.0%, 3/15/2005	50,000	45,650
6.25%, 9/15/2006	1,500,000	1,331,237
Devon Energy Corp., 7.95%, 4/15/2032	515,000	553,979
Devon Financing Corp., 7.875%, 9/30/2031	515,000	549,185
Edison Mission Energy, 7.73%, 6/15/2009	50,000	45,750
Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004	2,000,000	2,180,432
Phillips Petroleum, 8.5%, 5/25/2005	2,000,000	2,235,422
Pioneer Natural Resources Co., 6.5%, 1/15/2008	50,000	47,588
Plains E&P Co., 8.75%, 7/1/2012	100,000	98,376
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	50,000	46,250
Unocal Corp., 9.4%, 2/15/2011	3,000,000	3,575,106
Westport Resources Corp., 8.25%, 11/1/2011	270,000	276,750
		11,227,407
Financial 16.3%
Capital One Bank, 6.875%, 2/1/2006	705,000	708,229
CIT Group, Inc., 7.375%, 4/2/2007	1,050,000	1,050,111
CitiFinancial, 8.7%, 6/15/2009	1,000,000	1,161,109
Citigroup, Inc., 6.875%, 2/15/2098	1,675,000	1,656,774
Corrections Corp. of America, 9.875%, 5/1/2009	50,000	51,500
Erac USA Finance Co., 7.35%, 6/15/2008	1,975,000	2,126,388
ERP Operating LP, 7.57%, 8/15/2026	3,000,000	3,218,898
FleetBoston Financial Corp., 7.25%, 9/15/2005	1,085,000	1,179,904
Ford Motor Credit Co., 6.875%, 2/1/2006	2,000,000	2,046,132
General Electric Capital Corp.:
6.0%, 6/15/2012	1,740,000	1,731,747
8.5%, 7/24/2008	1,600,000	1,866,947
General Motors Acceptance Corp., 5.25%, 5/16/2005	1,555,000	1,564,534
Household Finance Corp.:
5.75%, 1/30/2007	75,000	74,185
6.5%, 1/24/2006	165,000	168,694
HSBC Capital Funding LP, Step-up Coupon, 10.176% to 6/30/2030, LIBOR plus 4.98% to 12/29/2049	1,175,000	1,503,930
Meristar Hospitality Corp., 9.0%, 1/15/2008	85,000	81,175
NiSource Finance Corp., 7.5%, 11/15/2003	1,600,000	1,598,846
Ohio National Life Insurance, 8.5%, 5/15/2026	755,000	799,824
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	100,000	99,000
PNC Funding Corp., 5.75%, 8/1/2006	2,000,000	2,061,486
UnumProvident Corp., 7.375%, 6/15/2032	1,620,000	1,592,120
Wells Fargo & Co., 7.55%, 6/21/2010	2,000,000	2,228,388
Wells Fargo Financial, Inc., 4.875%, 6/12/2007	3,400,000	3,395,519
Xerox Credit Corp., 7.0%, 6/9/2003	50,000	41,000
		32,006,440
Health 0.2%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	65,000	64,188
Extendicare, Inc., 9.5%, 7/1/2010	50,000	50,063
Healthsouth Corp.:
7.0%, 6/15/2008	50,000	49,250
7.625%, 6/1/2012	90,000	89,156
Magellan Health Services, Inc., 9.0%, 2/15/2008	165,000	59,400
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	50,000	49,500
		361,557
Manufacturing 1.7%
Dimon Subs, 6.25%, 3/31/2007	50,000	42,500
Dow Chemical Co., 7.0%, 8/15/2005	425,000	455,678
Equistar Chemicals LP:
8.75%, 2/15/2009	415,000	371,091
10.125%, 9/1/2008	130,000	124,150
Ferro Corp., 9.125%, 1/1/2009	50,000	53,726
International Paper Co., 8.125%, 7/8/2005	700,000	769,752
ISP Specialty Products, Inc.:
Series B, 10.25%, 7/1/2011	50,000	51,000
10.625%, 12/15/2009	100,000	99,000
Lyondell Chemical Co., 9.5%, 12/15/2008	285,000	265,050
Millennium America, Inc.:
7.0%, 11/15/2006	80,000	75,800
9.25%, 6/15/2008	420,000	428,400
NL Industries, Inc., 11.75%, 10/15/2003	50,000	50,000
Owens-Brockway, 8.875%, 2/15/2009	310,000	310,000
Samsonite Corp., 10.75%, 6/15/2008	50,000	40,250
Xerox Corp.:
5.5%, 11/15/2003	55,000	47,850
9.75%, 1/15/2009	195,000	159,900
		3,344,147
Media 5.3%
Charter Communications, Inc., 8.25%, 4/1/2007	1,980,000	1,326,600
Comcast Cable Communications, 6.375%, 1/30/2006	750,000	726,389
Cox Communications, Inc., 7.5%, 8/15/2004	1,000,000	1,016,136
CSC Holdings, Inc., 7.875%, 12/15/2007	2,000,000	1,674,416
News America Holdings, Inc., 9.25%, 2/1/2013	700,000	806,041
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	315,000	236,250
Time Warner, Inc., 9.125%, 1/15/2013	2,000,000	2,213,694
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	155,000	156,744
Viacom, Inc., 7.7%, 7/30/2010	2,000,000	2,186,862
		10,343,132
Service Industries 0.2%
Allied Waste North America, Inc., Series B, 7.625%, 1/1/2006	245,000	236,425
Service Corp. International, 6.0%, 12/15/2005	130,000	118,950
		355,375
Technology 1.1%
L-3 Communications Corp., 7.625%, 6/15/2012	275,000	275,688
Raytheon Co., 6.3%, 3/15/2005	1,425,000	1,484,073
Seagate Technology Holdings, 8.0%, 5/15/2009	135,000	135,000
Solectron Corp., 9.625%, 2/15/2009	175,000	159,250
		2,054,011
Transportation 0.1%
CP Ships LTD, 10.375%, 7/15/2012	80,000	78,400
Kansas City Southern Railway:
7.5%, 6/15/2009	145,000	145,181
9.5%, 10/1/2008	50,000	54,063
		277,644
Utilities 5.3%
Calpine Corp.:
7.875%, 4/1/2008	170,000	112,200
8.5%, 2/15/2011	1,000,000	670,000
Cleveland Electric/Toledo Edison Co., Series B, 7.67%, 7/1/2004	2,000,000	2,112,714
CMS Energy Corp.:
7.5%, 1/15/2009	65,000	44,850
8.5%, 4/15/2011	125,000	88,750
KeySpan Corp.:
6.15%, 6/1/2006	550,000	574,171
7.625%, 11/15/2010	1,825,000	2,042,494
NRG Energy, Inc.:
7.75%, 4/1/2011	55,000	43,725
8.25%, 9/15/2010	50,000	40,250
Pacificorp, 6.9%, 11/15/2011	1,300,000	1,381,686
Progress Energy, Inc., 6.75%, 3/1/2006	1,050,000	1,103,170
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,850,000	1,980,429
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	50,000	51,875
Western Resources, Inc.:
7.875%, 5/1/2007	85,000	84,431
9.75%, 5/1/2007	50,000	47,889
		10,378,634
Total Corporate Bonds (Cost $91,794,883)		91,531,499

Foreign Bonds - U.S.$ Denominated 5.3%
British Sky Broadcasting PLC, 6.875%, 2/23/2009	1,800,000	1,655,773
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	2,000,000	1,800,000
Conproca SA, 12.0%, 6/16/2010	100,000	116,000
Corp Durango SA, 13.75%, 7/15/2009	50,000	41,500
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	80,042	50,626
Gruma SA, 7.625%, 10/15/2007	50,000	48,375
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	155,000	116,250
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	80,000	79,200
Innova S de R.L., 12.875%, 4/1/2007	95,000	74,100
Methanex, Corp., 8.75%, 8/15/2012	90,000	91,800
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	160,000	107,200
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	170,000	173,400
PTC International Finance II, 11.25%, 12/1/2009	190,000	198,550
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	390,000	366,600
Sappi Papier Holding AG:
6.75%, 6/15/2012	855,000	865,759
7.5%, 6/15/2032	780,000	786,474
Stagecoach Holdings PLC, 8.625%, 11/15/2009	230,000	222,128
TFM SA de CV, 12.5%, 6/15/2012	355,000	335,475
Tyco International Group SA:
5.8%, 8/1/2006	90,000	71,041
6.125%, 11/1/2008	130,000	100,013
6.375%, 10/15/2011	175,000	133,964
6.75%, 2/15/2011	1,450,000	1,126,027
United Mexican States, 8.5%, 2/1/2006	1,620,000	1,725,300
Vicap SA, 11.375%, 5/15/2007	50,000	43,500
Total Foreign Bonds - U.S.$ Denominated (Cost $10,981,612)		10,329,055

Asset Backed 9.7%
Automobile Receivables 2.4%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	1,580,000	1,622,235
MMCA Automobile Trust "A4", Series 2002-2, 4.3%, 3/15/2010	1,610,000	1,612,616
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,556,175
		4,791,026
Credit Card Receivables 4.6%
Bank One Issuance Trust "A1", Series 2002-A1, 1.95%**, 1/15/2010	8,000,000	8,001,250
Citibank Credit Card Issuance Trust, 5.65%, 6/16/2008	1,000,000	1,046,591
		9,047,841
Home Equity Loans 1.9%
First Union National Bank Commercial Mortgage "A2", Series 2001-C3, 6.18%, 8/15/2033	2,460,000	2,579,734
Salomon Brothers Mortgage Securities VII "A2", Series 2001-C2, 6.168%, 2/13/2010	1,045,000	1,094,819
		3,674,553
Miscellaneous 0.8%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,520,000	1,622,793
Total Asset Backed (Cost $18,950,580)		19,136,213

U.S. Treasury Obligations 8.6%
U.S. Treasury Bond:
6.0%, 2/15/2026	925,000	962,142
7.25%, 5/15/2016	9,330,000	10,995,927
8.125%, 8/15/2019	1,145,000	1,466,626
14.0%, 11/15/2011	2,000,000	2,795,156
U.S. Treasury Note:
6.0%, 8/15/2009	510,000	554,007
6.125%, 8/15/2007	175,000	190,740
Total U.S. Treasury Obligations (Cost $16,217,198)		16,964,598

Collateralized Mortgage Obligations 1.9%
Federal Home Loan Mortgage Corp., Series 2356, 6.0%, 9/15/2016	2,000,000	2,013,027
Federal National Mortgage Association, Series 2002-W4, 7.5%, 5/25/2042	1,610,000	1,690,877
Total Collateralized Mortgage Obligations (Cost $3,730,441)		3,703,904

U.S. Agency Obligations 1.8%
Federal National Mortgage Association, 7.0%, 7/15/2005 (Cost $3,314,526)	3,325,000	3,636,217

U.S. Government Agency Pass-Thrus 41.0%
Federal Home Loan Mortgage Corp.:
6.0%, with various maturities until 5/1/2017	9,966,218	10,181,737
6.5%, 7/1/2032 (d)	6,800,000	6,946,826
Federal National Mortgage Association:
6.061%, 5/1/2012	1,499,026	1,571,342
6.5%, with various maturities until 7/1/2032 (c)	43,149,266	44,397,064
7.0%, with various maturities until 7/1/2032 (c)	16,781,006	17,398,161
Total U.S. Government Agency Pass-Thrus (Cost $80,230,904)		80,495,130

Government National Mortgage Association 7.7%
Government National Mortgage Association, 7.0%, 7/1/2032 (c) (Cost $15,016,563)	14,500,000	15,085,670
Repurchase Agreements 8.9%
State Street Bank, 1.88% to be repurchased at $17,555,750 on 7/1/2002 (b) (Cost $17,553,000)	17,553,000	17,553,000
Total Investment Portfolio - 131.5% (Cost $257,789,707) (a)		258,435,286
Other Assets and Liabilities, Net - (31.5%)		(61,973,770)
Net Assets - 100.0%		196,461,516

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of June 30, 2002.
(a) The cost for federal income tax purposes was $258,164,001. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $271,285. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,638,178 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,366,893.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Mortgage dollar rolls included.
(d) When-issued or forward delivery securities included.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $257,789,707)	$ 258,435,286
Cash	66
Receivable for investments sold	11,371,964
Interest receivable	2,420,562
Total assets	272,227,878
Liabilities
Payable for investments purchased	883,516
Payable for when-issued and forward delivery securities	32,651,872
Payable for investments purchased - mortgage dollar roll	41,979,813
Accrued management fee	81,656
Other accrued expenses and payables	169,505
Total liabilities	75,766,362
Net assets, at value	$ 196,461,516
Net Assets
Net assets consist of: Undistributed net investment income	3,094,856
Net unrealized appreciation (depreciation) on investments	645,579
Accumulated net realized gain (loss)	(8,841,075)
Paid-in capital	201,562,156
Net assets, at value	$ 196,461,516
Net Asset Value per share ($196,461,516 / 10,317,475 shares of common stock outstanding, $.001 par value, 30,000,000 shares authorized)	$ 19.04

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 6,200,086
Mortgage dollar roll income	874,342
Total Income	7,074,428
Expenses: Management and investment advisory fee	475,308
Services to shareholders	27,884
Custodian fees	6,990
Auditing	41,801
Legal	23,783
Directors' fees and expenses	38,770
Reports to shareholders	54,510
Other	72,412
Total expenses	741,458
Net investment income	6,332,970
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,016,957)
Net unrealized appreciation (depreciation) during the period on investments	(349,482)
Net gain (loss) on investment transactions	(2,366,439)
Net increase (decrease) in net assets resulting from operations	$ 3,966,531

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 6,332,970	$ 13,521,596
Net realized gain (loss) on investment transactions	(2,016,957)	2,599,535
Net unrealized appreciation (depreciation) on investment transactions during the period	(349,482)	(570,016)
Net increase (decrease) in net assets resulting from operations	3,966,531	15,551,115
Dividends to shareholders from net investment income	(3,503,055)	(13,774,286)
Fund share transactions: Reinvestment of dividends from net investment income	519,056	970,667
Cost of shares repurchased	-	(733,274)
Net increase (decrease) in net assets from Fund share transactions	519,056	237,393
Increase (decrease) in net assets	982,532	2,014,222
Net assets at beginning of period	195,478,984	193,464,762
Net assets at end of period (including undistributed net investment income of $3,094,856 and $264,941, respectively)	$ 196,461,516	$ 195,478,984
Other Information
Shares outstanding at beginning of period	10,289,119	10,275,576
Shares issued to shareholders in reinvestment of dividends from net investment income	28,356	53,543
Shares repurchased	-	(40,000)
Net increase (decrease) in Fund shares	28,356	13,543
Shares outstanding at end of period	10,317,475	10,289,119

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 19.00	$ 18.83	$ 18.37	$ 19.93	$ 20.29	$ 19.54
Income (loss) from investment operations: Income[c]	.69	1.45	1.48	1.49	1.51	1.56
Operating expenses[c]	(.07)	(.14)	(.13)	(.14)	(.14)	(.14)
Net investment income[c]	.62	1.31	1.35	1.35	1.37	1.42
Net realized and unrealized gain (loss) on investment transactions	(.24)	.20	.46	(1.55)	(.34)	.77
Total from investment operations	.38	1.51	1.81	(.20)	1.03	2.19
Less distributions from: Net investment income	(.34)	(1.34)	(1.35)	(1.36)	(1.37)	(1.44)
Net realized gains on investment transactions	-	-	-	-	(.02)	-
Total distributions	(.34)	(1.34)	(1.35)	(1.36)	(1.39)	(1.44)
Net asset value, end of period	$ 19.04	$ 19.00	$ 18.83	$ 18.37	$ 19.93	$ 20.29
Per share market value, end of period	$ 18.93	$ 18.53	$ 17.38	$ 15.50	$ 19.75	$ 19.50
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	19.45	19.95	17.38	19.94	20.38	19.94
Low ($)	17.91	17.65	15.06	15.06	18.75	17.25
Total Return
Based on market value (%)[d]	4.08**	14.57	21.65	(14.90)	8.74	21.15
Based on net asset value (%)[d]	2.09**	8.49	11.21	(.05)	5.46	12.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	196	193	189	205	207
Ratio of expenses (%)	.76*	.71	.69	.70	.70	.71
Ratio of net investment income (%)	6.50*	6.78	7.32	7.01	6.83	7.17
Portfolio turnover rate (%)	298.4e*	143.1[e]	131.1[e]	82.2[e]	49.8	162.2[e]

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
e The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 511%*, 356%, 335%, 209% and 218%, for the periods ended June 30, 2002, December 31, 2001, December 31, 2000, December 31, 1999 and December 31, 1997, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Significant accounting policies are summarized as follows:

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $5,149,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($1,142,000) and December 31, 2008 ($4,007,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $1,131,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income , if any, are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 319,175
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (5,149,000)
Unrealized appreciation (depreciation) on investments	$ 450,818

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund was as follows:

Distributions from ordinary income*	$ 13,774,286

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Under the Investment Management Agreement (the "Agreement") with the Advisor, the Fund agrees to pay the Advisor for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor. Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Agreement amounted to $475,308, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended June 30, 2002, the amount charged to the Fund by SISC aggregated $8,100, of which $1,350 is unpaid at June 30, 2002.

Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the shareholder communications agent of the Fund. For the six months ended June 30, 2002, the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at June 30, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

C. Purchases and Sales of Securities

For the six months ended June 30, 2002, purchases and sales (excluding direct U.S. government obligations, short-term investments and mortgage dollar roll transactions) of investment securities aggregated $185,294,593 and $140,343,819 respectively. Purchases and sales of direct U.S. government obligations aggregated $165,438,439 and $191,566,780, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $235,878,775 and $235,878,775, respectively.

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Scudder Investments Service Company, the Fund's transfer agent (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling (800) 294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "fund") was held on August 15, 2002, at the office of the fund, 101 California Street, Suite 4100, San Francisco, California. At the meeting the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. The election of six Directors of the fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
John C. Atwater	8,397,911	150,613
Richard J. Bradshaw	8,397,511	151,013
Maryellie K. Johnson	8,397,911	150,613
John T. Packard	8,395,423	153,101
Wendell G. Van Auken	8,397,911	150,613
James C. Van Horne	8,396,249	152,274

2. Approval or disapproval of a new Management and Investment Advisory Agreement for the fund with Deutsche Investment Management Americas Inc.

	Number of Votes:
For	Against	Abstain
8,202,691	158,809	187,023

Directors and Officers

DIRECTORS
JOHN C. ATWATER
RICHARD J. BRADSHAW
MARYELLIE K. JOHNSON
JOHN T. PACKARD
WENDELL G. VAN AUKEN
JAMES C. VAN HORNE
Chairman
OFFICERS
RICHARD T. HALE
President
GARY W. BARTLETT
Vice President
J. CHRISTOPHER GAGNIER
Vice President
JUDITH A. HANNAWAY
Vice President
MAUREEN E. KANE
Vice President and Secretary
GARY L. FRENCH
Treasurer
JOHN R. HEBBLE
Assistant Treasurer

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 101 California Street, Suite 4100 San Francisco, CA 94111
Transfer Agent	Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard, Rice, Nemerovski, Canady, Falk & Rabkin Three Embarcadero Center Seventh Floor San Francisco, CA 94111
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Privacy Policy

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds, including The Brazil Fund, Inc., The Central European Fund, Inc, The Germany Fund, Inc., The Korea Fund, Inc., and Montgomery Street Income Securities.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes

Notes

Notes